Exhibit 10.4
FIRST AMENDMENT TO REVOLVING AND TERM
CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS
     This First Amendment to Revolving and Term Credit Agreement and Other Loan Documents (this “Amendment”), made as of March 12, 2008, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
     WHEREAS, Borrower, Guarantors, Lenders, Agent, Swing Line Lender, General Electric Credit Corporation and AgFirst Farm Credit Bank, as Co-Syndication Agents, and KeyBanc Capital Markets, as sole arranger and sole bookrunner, entered into that certain Revolving and Term Credit Agreement dated as of December 14, 2007 (the “Credit Agreement”), pursuant to which Lenders established a revolving credit facility and a term loan facility for the benefit of Borrower; and
     WHEREAS, Borrower has requested that certain terms of the Credit Agreement and certain other Loan Documents be modified and amended as hereinafter set forth; and
     WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree that all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, and hereby further agree as follows:
     1. Amendments to §1.1 of the Credit Agreement.
          (a) Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by adding the following new definitions in their appropriate alphabetical order:
          “First Amendment. The First Amendment to Revolving and Term Credit Agreement and Other Loan Documents, dated as of March 12, 2008, by and among the Loan Parties, Lenders and Agent.
          Substitute Collateral. See §5.3(d)(ii).
          Threshold Acreage. For purposes of §5.3(d)(ii) and §5.3(g), as of any date of determination, (i) 250,000 acres, minus (ii) the aggregate number of acres of

Mortgaged Property previously released from the lien and interest of any Security Deed or Security Deeds pursuant to §5.3(d)(i).”
          (b) Section 1.1 of the Credit Agreement, Definitions, is hereby modified and amended by deleting the definitions of “Mortgaged Property or Mortgaged Properties,” and “Negative Pledge Property or Negative Pledge Properties,” in their entirety and by substituting the following new definitions in lieu thereof, respectively:
     “Mortgaged Property or Mortgaged Properties. Individually and collectively, the property described on Schedule 3 attached hereto and by this reference incorporated herein, which has been conveyed as security for the Obligations pursuant to the Security Deeds, and any other property which may be added as a Mortgaged Property pursuant to §5.3 hereof.
     Negative Pledge Property or Negative Pledge Properties. Individually and collectively, any and all Real Estate owned in fee simple absolute by any of the Loan Parties other than (i) the Mortgaged Properties and (ii) Real Estate which is subject to a Permitted Lien securing Indebtedness (other than the Obligations) permitted by §8.1.”
     2. Amendment to §5.3 of the Credit Agreement.
          (a) §5.3 of the Credit Agreement, Release of Mortgaged Property, is hereby modified and amended by deleting clause (d) thereof in its entirety and by substituting the following new clause (d) in lieu thereof:
          “(d) such release shall be in connection with either (i) a bona fide, arm’s-length sale or like-kind exchange of the property to be released to an unaffiliated third-party, or the transfer of such property to a Joint Venture as a capital contribution or sale, in either case for reasonably equivalent value or consideration, otherwise permitted under the terms of this Agreement, or (ii) a donation, grant, dedication or other transfer of property (including, without limitation, donations, grants or other transfers of Mortgaged Property for use as schools, parks, utilities, rights-of-way or other public or quasi-public purposes) for a value or consideration (whether cash or non-cash, or any combination thereof) determined in good faith by Borrower to be reasonable and appropriate taking into account the actual or expected benefits to be received, directly or indirectly, by a Loan Party in respect of such donation, grant, dedication or other transfer, which determination shall be set forth in an officer’s certificate of Borrower in substantially the form of Exhibit B to the First Amendment delivered to the Agent prior to or contemporaneously with the release; provided, however, that if any proposed release pursuant to subclause (ii) of this clause (d) would reduce the aggregate number of acres constituting Mortgaged Property to less than the Threshold Acreage, then Borrower shall, prior to or contemporaneously with such release, (1) execute and deliver to Agent a first-priority Security Deed covering additional Timberland reasonably satisfactory to Agent (the “Substitute Collateral”) and that is sufficient to cause the aggregate acreage of all Mortgaged Property immediately thereafter to be no less than the Threshold Acreage, and (2) deliver to Agent a certification, in substantially the form of Exhibit B to the First Amendment, certifying among other things that all representations and warranties in

Sections 6.8, 6.11, 6.18, 6.20 and 6.28 of this Agreement in respect of such Substitute Collateral are true and correct in all material respects as of the applicable release date.”
          (b) §5.3 of the Credit Agreement, Release of Mortgaged Property, is hereby further modified and amended by (i) deleting the word “and” from the end of clause (e) thereof, (ii) replacing the period at the end of clause (f) thereof with “; and”, and (iii) adding the following as a new clause (g) immediately following clause (f) thereof:
          “(g) in addition to any release permitted under §5.3(d), Agent shall release the parcel or parcels of Mortgaged Property described in Schedule A attached to the First Amendment in order to enable Borrower to convey such property to Temple-Inland, provided that Borrower contemporaneously (1) executes and delivers to Agent a first-priority Security Deed covering the parcel or parcels of Timberland described in Schedule B attached to the First Amendment, as Substitute Collateral, and (2) delivers to Agent a certification, in substantially the form of Exhibit C to the First Amendment, certifying among other things that all representations and warranties in Sections 6.8, 6.11, 6.18, 6.20 and 6.28 of this Agreement in respect of such Substitute Collateral, are true and correct in all material respects as of the applicable release date.”
     3. Amendment to §8.8 of the Credit Agreement. §8.8 of the Credit Agreement, Asset Sales, is hereby modified and amended by deleting clause (c) thereof in its entirety and by substituting the following new clause (c) in lieu thereof:
          “(c) the sale or transfer of any other Real Estate (i.e., other than Mortgaged Property and other than Lots), in a single transaction or a series of related transactions; provided that if the consideration for, or book value of, such Real Estate, whichever is greater, exceeds $25,000,000, Borrower shall provide Agent with (i) notice prior to such sale or transfer, (ii) a pro forma Compliance Certificate showing that no Default or Event of Default exists either immediately prior to or after giving effect to such sale, transfer or disposition, and that immediately after giving effect to such sale, transfer or disposition, Loan Parties remain in compliance with the financial covenants in §9.1, and (iii) if the Real Estate in question is included in the Borrowing Base, a pro forma Borrowing Base Certificate showing that after giving effect to such sale or transfer, Loan Parties remain in compliance with all Borrowing Base provisions in §9.2.
     4. Amendment to Forms of Notes.
          (a) Exhibits A-1 (Form of Revolving Loan Note), A-2 (Form of Term Loan Note) and A-3 (Form of Swing Line Note) of the Credit Agreement are hereby modified and amended by deleting the words “Agent’s Head Office” from the first paragraph of each such Exhibit, and replacing them with “Agent’s Office”.
          (b) By their signatures below, each Lender agrees that all references in their respective Notes to “Agent’s Head Office” shall instead be deemed to read “Agent’s Office”.

     5. Other Amendments to Loan Documents.
          (a) The parties hereto hereby consent to the amendments to the other Loan Documents made pursuant to that certain Modification of Loan Documents, to be executed in substantially the form attached hereto as Exhibit A (the “Modification of Other Loan Documents”), and to the execution, delivery and performance of the Modification of Other Loan Documents.
          (b) All references in the Loan Agreement and the other Loan Documents to “General Electric Credit Corporation” are hereby modified and amended to read “General Electric Capital Corporation”, mutatis mutandis.
     6. No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above and in the Modification of Other Loan Documents, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above and in the Modification of Other Loan Documents, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
     7. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
          (a) Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and each Lender; and
          (b) Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters through the date of this Amendment.
     8. Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
          (a) The execution, delivery and performance by Borrower and each Guarantor of this Amendment and the Modification of Other Loan Documents (to the extent they are a signatory thereto) are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;

          (b) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made and the filing of Security Documents in the appropriate records office with respect thereto, is required for the due execution, delivery and performance by Borrower or any Guarantor of the Amendment or the Modification of Other Loan Documents, to which such Person is or will be a party;
          (c) This Amendment and the Modification of Other Loan Documents to which the Loan Parties, or any of them, are respectively a party, constitute the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
          (d) All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and
          (e) No Default or Event of Default is existing.
     9. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: (a) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby; and (b) each reference in each other Loan Document modified or amended herein (or in the Modification of Other Loan Documents) to such Loan Document, “hereunder,” “hereof” or words of like import referring to such Loan Document, and each reference in the Credit Agreement and the other Loan Documents to such amended Loan Document, “thereunder,” “thereof” or words of like import referring to such amended Loan Document, shall mean and be a reference to such Loan Document as amended and modified hereby (or in the Modification of Other Loan Documents).
     10. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
     11. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

     12. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
     13. Exhibits and Schedules. The Exhibits and Schedules attached to this Amendment are hereby incorporated herein by this reference.
     14. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
[The remainder of this page is intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER: FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

[SEAL]
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar Credit Agreement

GUARANTORS: FORESTAR REAL ESTATE GROUP INC., a Delaware corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

FORESTAR MINERALS LLC, a Delaware limited liability company
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

FIRSTLAND INVESTMENT CORPORATION, a Texas corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

LIC VENTURES, INC., a Delaware corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

[SIGNATURES CONTINUED ON FOLLOWING PAGES]
First Amendment to Forestar Credit Agreement

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

GUARANTORS (cont’d): FORESTAR REALTY INC., a Delaware corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
By:	/s/ J.M. DeCosmo
	Name:	J.M. DeCosmo
Its: President

[SIGNATURES CONTINUED ON FOLLOWING PAGES]
First Amendment to Forestar Credit Agreement

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender and as Agent

By: Name:	/s/ Nathan Weyer Nathan Weyer
Title:	Vice President
[SIGNATURES CONTINUED ON FOLLOWING PAGE]
First Amendment to Forestar Credit Agreement

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

AGFIRST FARM CREDIT BANK, as a Lender

By: Name:	/s/ Matt Jeffords Matt Jeffords
Title:	Assistant Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[AgFirst Farm Credit Bank] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: Name:	/s/ Rebecca A. Ford Rebecca A. Ford
Title:	Duly Authorized Signatory
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[General Electric Capital Corporation] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

BANK OF AMERICA, N.A., as a Lender

By: Name:	/s/ Roger C. Davis Roger C. Davis
Title:	Senior Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Bank of America] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

COMPASS BANK, a state banking association, as a Lender

By: Name:	/s/ Brian Tuerff Brian Tuerff
Title:	Senior Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Compass Bank] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

AGCOUNTRY FARM CREDIT SERVICES, PCA, d/b/a FCS COMMERCIAL FINANCIAL GROUP, as a Lender

By: Name:	/s/ Lisa Caswell Lisa Caswell
Title:	Assistant Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[AgCountry Farm Credit Services] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ John D. Kuykendall John D. Kuykendall
Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[U.S. Bank] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

ALLIED IRISH BANKS, p.l.c., as a Lender

By: Name:	/s/ Jean Pierre Knight Jean Pierre Knight
Title:	Vice President

By: Name:	/s/ Eanna P. Mulkere Eanna P. Mulkere
Title:	Assistant Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Allied Irish] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By: Name:	/s/ Robert T. Caughlin Robert T. Caughlin
Title:	Assistant Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Amegy] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

MERCANTILE BANK (f/k/a Mercantile Trust & Savings Bank), as a Lender

By: Name:	/s/ Michael F. Waters Michael F. Waters
Title:	Sr. VP - Sr. Commerical Lender
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Mercantile Bank] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

CAPITAL FARM CREDIT, as a Lender

By: Name:	/s/ Robert P Abbott Robert P. Abbott
Title:	President Corporate Lending
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Capital Farm Credit] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender

By: Name:	/s/ Carol L. Sobson Carol L. Sobson
Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Northwest Farm Credit] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

CITIBANK, N.A., as a Lender

By: Name:	/s/ Rick Thompson Rick Thompson
Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Citibank] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By: Name:	/s/ Michael B. Botthof Michael B. Botthof
Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Eaton Vance Floating-Rate Income Trust] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Eaton Vance Senior Floating-Rate Trust] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

GRAYSON & CO, as a Lender

By:	Boston Management and Research as
Investment Advisor

	By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Grayson & Co] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management as Investment Advisor

	By: Name:	/s/ Michael B. Botthof Michael B. Botthof
	Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Eaton Vance Institutional Senior Loan Fund] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

EATON VANCE LIMITED DURATION INCOME FUND, as a Lender

By:	Eaton Vance Management as Investment Advisor

	By: Name:	/s/ Michael B. Botthof Michael B. Botthof
	Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Eaton Vance Limited Duration Income Fund] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

SENIOR DEBT PORTFOLIO, as a Lender

By:	Boston Management and Research as Investment Advisor

	By: Name:	/s/ Michael B. Botthof Michael B. Botthof
	Title:	Vice President
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Senior Debt Portfolio] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

ATLAS-OCI ENHANCED LOAN INCOME FUND LLC, as a Lender

By: Name:	/s/ Jason Jefferson Jason Jefferson
Title:	Authorized Signatory
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Altas-OCI Enhanced Loan Income Fund] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

HAMLET II, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Hamlet II] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS V, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Portfolio Manager

as a Lender

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners V] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VI, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VI] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VII, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VII] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS VIII, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners VIII] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS IX, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners IX] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS X, LTD.
By:	OCTAGON CREDIT INVESTORS, LLC, as Collateral Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners X] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

OCTAGON INVESTMENT PARTNERS XI, LTD.
By:	OCTAGON CPREDIT INVESTORS, LLC, as Collateral Manager

	By: Name:	/s/ Margaret B. Harvey Margaret B. Harvey
	Title:	Senior Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Octagon Investment Partners XI] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

GSCP (NJ), L.P., on behalf of each of the following funds, in its capacity as Collateral Manager:

GSC PARTNERS CDO FUND IV, LIMITED

By: Name:	/s/ Seth Katzenstein Seth Katzenstein
Title:	Authorized Signatory GSC Group

GSC PARTNERS GEMINI FUND LIMITED
By:	GSCP (NJ), L.P., as Collateral Monitor
By:	GSCP (NJ), INC., its General Partner

	By: Name:	/s/ Seth Katzenstein Seth Katzenstein
	Title:	Authorized Signatory GSC Group

GSC INVESTMENT CORP. CLO 2007 LTD
By:	GSC Investment Corp, as Collateral Manager
By:	GSCP (NJ), L.P., as Investment Advisor to GSC Investment Corp
By:	GSCP (NJ), Inc., its general partner

	By: Name:	/s/ Seth Katzenstein Seth Katzenstein
	Title:	Authorized Signatory GSC Group
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[GSC Partners Gemini Fund] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

VAN KAMPEN SENIOR LOAN FUND, as a Lender

By: Name:	/s/ P. Yarrow Philip Yarrow
Title:	Executive Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Van Kampen Senior Loan Fund] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

VAN KAMPEN SENIOR INCOME TRUST, as a Lender

By: Name:	/s/ P. Yarrow Philip Yarrow
Title:	Executive Director
[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Van Kampen Senior Income Trust] Signature Page

[Execution of First Amendment to
Revolving and Term Credit Agreement Continued]

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND, as a Lender

By: Name:	/s/ P. Yarrow Philip Yarrow
Title:	Executive Director
KeyBank/Forestar — First Amendment to Revolving and Term Credit Agreement
[Van Kampen Dynamic Credit Opportunities Fund] Signature Page